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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 23, 2001



                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)


        Maryland                  000-21193                 95-4582157
(State or other jurisdiction     (Commission       (IRS Employer Identification
    of incorporation)            File Number)                  No.)


                            1781 Park Center Drive
                            Orlando, Florida  32835
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)

                            6177 Lake Ellenor Drive
                            Orlando, Florida 32809
         (Former Name or Former Address, if changed since last report)

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Item 5.  Other Events.

          See September Monthly Operating Reports for all Sunterra debtors consolidated and the 16 operating entities filed with the United States Bankruptcy Court for the District of Maryland (Baltimore) on January 23, 2001 attached hereto as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

               Exhibit No.         Description
               -----------         -----------
                  99 September monthly operating reports filed January 23, 2001.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                         (Registrant)



Date: February 7, 2001               By /s/ Lawrence E. Young
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                                        Lawrence E. Young
                                        Chief Financial Officer
                                        and Vice President